UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

COVIDIEN PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in Charter)

Ireland	001-33259	98-0624794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 On Hatch, Lower Hatch Street

Dublin 2, Ireland

(Address of Principal Executive Offices, including Zip Code)

+353 (1) 438-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 22, 2012, Covidien plc (the “Company”) issued a press release announcing that its wholly-owned subsidiary, Covidien International Finance S.A. (“CIFSA”), launched an underwritten offering of senior notes to be guaranteed by the Company and its subsidiary, Covidien Ltd. The Company also announced in the press release that CIFSA issued a notice to redeem all of its $500 million outstanding 5.45% senior notes due October 2012, which notes are also guaranteed by the Company and Covidien Ltd.

The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

The consent of our independent registered public accounting firm, Deloitte & Touche LLP, is filed as Exhibit 23.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP

99.1	Press Release dated May 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY

By:	/s/ John W. Kapples
John W. Kapples
Vice President and Corporate Secretary

Date: May 22, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Name

23.1	Consent of Deloitte & Touche LLP

99.1	Press Release dated May 22, 2012